UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2020

SUPERIOR ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34037	75-2379388
(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

1001 Louisiana Street, Suite 2900 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 654-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	SPN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 5, 2020, SESI, L.L.C. (“SESI”), a wholly owned subsidiary of Superior Energy Services, Inc. (the “Company”), entered into the Fourth Amendment to Fifth Amended and Restated Credit Agreement (the “Fourth Amendment”) which amends SESI’s Fifth Amended and Restated Credit Agreement, dated as of October 20, 2017 (as amended and restated, supplemented or modified from time to time, the “Revolving Credit Facility”), by and among SESI, as borrower, the Company, as parent, each of the guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent, each issuing lender and the lenders party thereto, to, among other things, permit the use of up to $100 million to cash collateralize third-party letters of credit, surety, judgment, appeal or performance bonds or similar obligations.

Pursuant to the Fourth Amendment, SESI also agreed to deposit $25 million in an account under the lenders’ control to further secure its obligations under the Revolving Credit Facility. The Company intends to reduce the amount of letters of credit issued under the Revolving Credit Facility to bring availability under the Revolving Credit Facility to at least $37.5 million.

The Fourth Amendment also prohibits SESI from requesting any loans under the Revolving Credit Facility and imposes more restrictive investment, indebtedness, junior debt repayment and restricted payment covenants on SESI.

The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description

10.1	Fourth Amendment to Fifth Amended and Restated Credit Agreement, dated August 5, 2020, among Superior Energy Services, Inc., SESI, L.L.C., the guarantors party thereto, JPMorgan Chase Bank, N.A., each issuing lender and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.

By:	/s/ William B. Masters
William B. Masters
Executive Vice President, General Counsel and Secretary

Dated: August 6, 2020